UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-06554

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2005

Date of reporting period:   September 30, 2005


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Americas
Government Income Trust


Annual Report


September 30, 2005


-------------------------------------------------------------------------------


Investment Products Offered


===========================
o  Are Not FDIC Insured
o  May Lose Value
o  Are Not Bank Guaranteed
===========================


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


-------------------------------------------------------------------------------


November 22, 2005

ANNUAL REPORT

This report provides management's discussion of fund performance for AllianceBernstein Americas Government Income Trust (the "Fund") for the annual reporting period ended September 30, 2005.

INVESTMENT OBJECTIVES AND POLICIES

This open-end fund seeks the highest level of current income, consistent with what we believe to be prudent investment risk that is available from a portfolio of debt securities issued or guaranteed (i.e., Brady Bonds) by the governments of the United States, Canada or Mexico, their political subdivisions (including Canadian Provinces but excluding states of the U.S.), agencies, instrumentalities or authorities. Investments in the Fund include debt securities issued by governmental entities of Caribbean and Latin American nations.

INVESTMENT RESULTS

The table on page 4 shows the Fund's performance compared to its benchmark, a composite consisting of 50% Lehman Brothers (LB) Government Index--a broad measure of the performance of U.S. government bonds--and 50% J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) Latin Only--composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America (the "Composite"), for the six- and 12-month periods ended September 30, 2005.

The Fund outperformed its blended benchmark, a 50%/50% composite as described above, for both the six- and 12-month periods ended September 30, 2005. The Fund's Mexican and Canadian local currency holdings were the primary positive contributors to performance relative to the benchmark. During the year, both the Canadian dollar and Mexican peso gained significant value against the U.S. dollar. According to J.P. Morgan, local Mexican government debt returned 16.19% and local Canadian debt returned 9.24%. Additionally, the Fund's longer duration positioning in Mexican debt further enhanced returns.

The Fund also benefited from an allocation to Canadian real return bonds and TIPS (inflation-linked securities). Lastly, the Fund's ability to leverage during a period of both strong bond and foreign currency returns also added to the Fund's premium. Leverage, which is a mutual fund's ability to borrow against the value of securities in its portfolio, gives a portfolio manager more flexibility to add to a fund's premium; however, this could increase share price fluctuation.

MARKET REVIEW AND INVESTMENT STRATEGY

The emerging market debt class posted the strongest returns within fixed-income sectors for the annual reporting period, returning 14.79% according to the JPM EMBI+ (Latin Only). The emerging markets have enjoyed strong investor demand, a favorable low global interest rate environment, strong global liquidity and improving individual country fundamentals. Additionally, many emerging debt countries markedly improved their ex-


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   1
-------------------------------------------------------------------------------


ternal debt dynamics and pre-funded their debt obligations through 2006.

For the annual period, all emerging market countries posted positive returns. The Latin region benefited from both export demand and strong commodity prices, particularly oil. Sustained growth in the Latin region and a resulting decline in fiscal deficits improved their macroeconomic fundamentals. Countries outperforming for the annual period included oil producing Ecuador and Venezuela, which both returned 22.32%. Brazil, which returned 16.01%, was upgraded by both Moody's Investors Service and Standard & Poor's rating agencies. In local currency terms, Mexico returned 16.19%.

Canadian government bonds outperformed most global government bond markets at 9.41% in local terms. Canadian government bonds were supported by a sluggish domestic economy, stable interest rates, a steep yield curve and a strong currency. The U.S. Treasury market, however, posted a weaker return of 2.65% as Treasury prices reflected mixed economic news throughout the reporting period. The U.S. mortgage market fared better, but still only produced a modest return of 3.29%.

During the reporting period, the Fund's positions in U.S. government bonds were reduced in market and duration terms on prospects for U.S. economic growth and the dampening effect of higher interest rates. The Fund's allocation to Canadian bonds was also increased as Canadian growth remained generally sluggish and interest rates steady. Inflation protected securities were also utilized in the portfolio as a buffer against rising rates. Additionally, the Fund's position in longer maturity local Mexican debt and its exposure to Brazil were maintained. The Fund's exposure to Peru was also increased as economic growth continued to outpace many Latin countries on strong demand for its exports.


2   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


HISTORICAL PERFORMANCE


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

Neither the unmanaged Lehman Brothers (LB) Government Index nor the unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) Latin Only reflects fees and expenses associated with the active management of a mutual fund portfolio. The Composite benchmark represents a 50%/50% blend of both the LB Government Index and the JPM EMBI+ Latin Only. The LB Government Index is composed of the LB Treasury Index and the LB Agency Index. The unmanaged JPM EMBI+ Latin Only is composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America; a large percentage of the Index is made up of Brady Bonds. An investor cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Fund.

A WORD ABOUT RISK

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. To increase yield, the Fund can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Fund's portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as "junk bonds," involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   3
-------------------------------------------------------------------------------


HISTORICAL PERFORMANCE
(continued from previous page)


                                                   Returns
THE FUND VS. ITS BENCHMARK                 ------------------------
PERIODS ENDED SEPTEMBER 30, 2005           6 Months       12 Months
-------------------------------------------------------------------
AllianceBernstein Americas Government
Income Trust
  Class A                                     9.56%         11.83%
  Class B                                     9.02%         10.89%
  Class C                                     9.15%         10.87%
Composite: 50% Lehman Brothers
Government Index and 50% J.P. Morgan EMBI+
Latin Only                                    6.89%          8.63%
Lehman Brothers Government Bond Index         2.39%          2.47%
J.P. Morgan EMBI+ Latin Only                 11.38%         14.79%


GROWTH OF A $10,000 INVESTMENT IN THE FUND
9/30/95 TO 9/30/05


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


        AllianceBernstein
       Americas Government                  Lehman Brothers     J.P. Morgan
       Income Trust Class A    Composite   Government Index   EMBI+ Latin Only
-------------------------------------------------------------------------------
9/30/95      $9,575             $10,000         $10,000            $10,000
9/30/96     $11,802             $12,123         $10,442            $13,805
9/30/97     $14,801             $14,222         $11,398            $17,319
9/30/98     $14,708             $14,009         $12,948            $14,447
9/30/99     $16,658             $15,281         $12,727            $17,317
9/30/00     $19,242             $17,468         $13,641            $21,030
9/30/01     $20,997             $18,224         $15,450            $20,061
9/30/02     $21,192             $17,638         $17,001            $16,757
9/30/03     $25,326             $22,367         $17,605            $25,148
9/30/04     $26,522             $24,322         $18,048            $28,909
9/30/05     $29,659             $26,421         $18,494            $33,185


AllianceBernstein Americas Government Income Trust Class A: $29,659

Composite: $26,421

Lehman Brothers Government Index: $18,494

J.P. Morgan EMBI + Latin Only: $33,185


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Americas Government Income Trust Class A shares (from 9/30/95 to 9/30/05) as compared to the performance of the Fund's benchmark, a composite consisting of 50% Lehman Brothers Government Index and 50% J.P. Morgan EMBI+ Latin Only, as well as each benchmark separately. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


4   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2005

                                 NAV Returns                      SEC Returns
------------------------------------------------------------------------------
Class A Shares
1 Year                             11.83%                             7.03%
5 Years                             9.04%                             8.08%
10 Years                           11.97%                            11.48%
SEC Yield*                          5.25%

Class B Shares
1 Year                             10.89%                             7.89%
5 Years                             8.16%                             8.16%
10 Years(a)                        11.44%                            11.44%
SEC Yield*                          4.78%

Class C Shares
1 Year                             10.87%                             9.87%
5 Years                             8.23%                             8.23%
10 Years                           11.12%                            11.12%
SEC Yield*                          4.78%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
------------------------------------------------------------------------------
Class A Shares
1 Year                                                                7.03%
5 Years                                                               8.08%
10 Years                                                             11.48%

Class B Shares
1 Year                                                                7.89%
5 Years                                                               8.16%
10 Years(a)                                                          11.44%

Class C Shares
1 Year                                                                9.87%
5 Years                                                               8.23%
10 Years                                                             11.12%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2005.


See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   5
-------------------------------------------------------------------------------


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


               Beginning                 Ending
             Account Value            Account Value          Expenses Paid
             April 1, 2005         September 30, 2005        During Period*
        ----------------------   ----------------------   ---------------------
         Actual   Hypothetical   Actual    Hypothetical   Actual   Hypothetical
-------------------------------------------------------------------------------
Class A  $ 1,000    $ 1,000    $ 1,095.59   $ 1,019.65    $ 5.67     $ 5.47
Class B  $ 1,000    $ 1,000    $ 1,091.64   $ 1,016.04    $ 9.44     $ 9.10
Class C  $ 1,000    $ 1,000    $ 1,091.46   $ 1,016.14    $ 9.33     $ 9.00

* Expenses are equal to the classes' annualized expense ratios of 1.08%, 1.80% and 1.78%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (reflect the one-half year period).


6   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


PORTFOLIO SUMMARY
September 30, 2005


PORTFOLIO STATISTICS

Net Assets ($mil): $1,584.0


SECURITY TYPE BREAKDOWN*

54.4%    Sovereign
45.5%    U.S. Government and Sponsored Agency Obligations

 0.1%    Short-Term


* All data are as of September 30, 2005. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   7
-------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS
September 30, 2005


                                                 Principal
                                                    Amount
                                                     (000)    U.S. $ Value
--------------------------------------------------------------------------
GOVERNMENT/AGENCY
  OBLIGATIONS-115.5%

Argentina-0.8%
Republic of Argentina
  4.01%, 8/03/12(a)(b)                    US$       10,154  $    9,294,798
  8.28%, 12/31/33                                    3,849       3,971,795
                                                            --------------
Total Argentinian Securities
  (cost $13,192,132)                                            13,266,593
                                                            --------------
Brazil-11.0%
Brazilian Real Structured Product
  Zero Coupon, 9/20/07(b)                 BRL      139,046      45,631,832
Federal Republic of Brazil
  4.31%, 4/15/12(a)(b)                               3,885       3,826,356
  4.31%, 4/15/12(a)(b)                               3,669       3,613,838
  8.00%, 1/15/18(b)                                  6,074       6,408,070
  9.25%, 10/22/10(b)                                 2,090       2,349,160
  10.50%, 7/14/14(b)                                 2,520       3,049,200
  11.00%, 8/17/40(b)                                26,242      32,146,450
  11.50%, 3/12/08(b)                                50,675      57,769,500
  12.00%, 4/15/10(b)                                   625         765,625
  12.50%, 1/05/16(b)                      BRL       16,178       6,978,404
  12.75%, 1/15/20(b)                      US$        6,529       9,075,310
  14.50%, 10/15/09(b)                                1,775       2,307,500
                                                            --------------
Total Brazilian Securities
  (cost $147,753,748)                                          173,921,245
                                                            --------------
Canada-14.9%
Canada Real Return
  3.00%, 12/01/36(b)                      CAD       10,819      12,376,106
Government of Canada
  3.00%, 6/01/07(b)                                 47,900      41,002,812
  4.25%, 9/01/09(b)                                 17,283      15,258,399
  5.00%, 6/01/14(b)                                  7,063       6,554,282
  5.25%, 6/01/13(b)                                 38,000      35,681,428
  5.75%, 6/01/33(b)                                 58,674      62,938,906
  10.25%, 3/15/14(b)                                17,000      21,312,662
Province of Ontario
  2.00%, 12/01/36                                    6,000       5,311,384
  5.60%, 6/02/35(b)                                  6,882       6,759,870
Province of Quebec
  5.50%, 12/01/14(b)                                30,000      28,198,968
                                                            --------------
Total Canadian Securities
  (cost $213,502,824)                                          235,394,817
                                                            --------------



8   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


Portfolio of Investments


                                                 Principal
                                                    Amount
                                                     (000)    U.S. $ Value
--------------------------------------------------------------------------
Colombia-2.0%
Republic of Colombia
  8.63%, 4/01/08(b)                       US$        3,000  $    3,252,000
  10.75%, 1/15/13(b)                                 1,330       1,671,145
  11.75%, 3/01/10(b)                      COP    6,027,000       3,050,455
  11.75%, 2/25/20(b)                      US$       17,000      23,655,500
  12.00%, 10/22/15(b)                     COP      550,000         295,733
                                                            --------------
Total Colombian Securities
  (cost $23,429,001)                                            31,924,833
                                                            --------------
El Salvador-0.3%
Republic of El Salvador
  7.65%, 6/15/35(b)(c)                    US$        1,889       1,969,282
  8.50%, 7/25/11(c)                                  1,950       2,247,375
                                                            --------------
Total Salvadoran Securities
  (cost $3,971,820)                                              4,216,657
                                                            --------------
Jamaica-0.2%
Government of Jamaica
  10.63%, 6/20/17(b)
  (cost $3,473,193)                                  3,130       3,474,300
                                                            --------------
Mexico-28.3%
Banco Nacional de Comercio
  11.00%, 12/10/05(c)                     MXN       90,000       8,366,645
Mexican Bonos
  8.00%, 12/24/08(b)                               893,879      82,391,079
  8.00%, 12/19/13(b)                               784,637      70,320,000
  8.00%, 12/07/23(b)                               872,057      74,842,305
  9.00%, 12/24/09(b)                             1,152,011     109,878,534
  9.00%, 12/22/11(b)                               215,900      20,552,347
  9.00%, 12/20/12(b)                               120,526      11,473,322
  10.00%, 12/05/24(b)                              688,690      70,779,731
                                                            --------------
Total Mexican Securities
  (cost $399,952,225)                                          448,603,963
                                                            --------------
Panama-1.0%
Republic of Panama
  9.38%, 4/01/29(b)                       US$          616         782,320
  9.63%, 2/08/11(b)                                  1,885       2,252,575
  10.75%, 5/15/20(b)                                 9,250      12,894,500
                                                            --------------
Total Panamanian Securities
  (cost $12,826,005)                                            15,929,395
                                                            --------------


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   9
-------------------------------------------------------------------------------


Portfolio of Investments


                                                 Principal
                                                    Amount
                                                     (000)    U.S. $ Value
--------------------------------------------------------------------------
Peru-3.5%
Peru Bono Soberano
  8.60%, 8/12/17(b)                       PEN       22,510  $    7,349,249
  9.91%, 5/05/15(b)                                 48,440      17,243,075
Republic of Peru
  8.38%, 5/03/16(b)                       US$        3,900       4,559,100
  8.75%, 11/21/33(b)                                 9,026      10,898,895
  9.88%, 2/06/15(b)                                 11,665      14,902,038
                                                            --------------
Total Peruvian Securities
  (cost $48,251,347)                                            54,952,357
                                                            --------------
United States-52.6%
Federal Home Loan Mortgage 30 Year TBA
  6.50%, 10/01/34                                  116,950     120,239,219
Federal National Mortgage Association
  30 Year TBA
  6.50%, 10/01/34                                  133,685     137,570,153
U.S. Treasury Bonds
  1.63%, 1/15/15 (TIPS)(b)                          40,605      40,122,323
  8.75%, 5/15/17(b)                                 50,000      69,265,600
  8.75%, 5/15/20(b)                                 20,000      28,865,620
  9.13%, 5/15/18(b)                                 50,000      72,123,050
  12.50%, 8/15/14(b)(d)                             90,000     116,381,250
U.S. Treasury Strips
  8.00%, 11/15/21(b)                               350,000     165,279,450
  8.75%, 5/15/17(b)                                140,000      83,108,200
                                                            --------------
Total United States Securities
  (cost $785,981,796)                                          832,954,865
                                                            --------------
Uruguay-0.7%
Republic of Uruguay
  7.50%, 3/15/15(b)                                  6,501       6,657,024
  9.25%, 5/17/17(b)                                    451         506,248
  17.75%, 2/04/06(b)                      UYU       73,550       3,268,889
                                                            --------------
Total Uruguayan Securities
  (cost $7,948,424)                                             10,432,161
                                                            --------------
Venezuela-0.2%
Republic of Venezuela
  4.64%, 4/20/11(a)(b)                    US$        2,095       2,060,013
  5.38%, 8/07/10(b)                                    125         121,750
  8.50%, 10/08/14(b)                                 1,335       1,481,850
                                                            --------------
Total Venezuelan Securities
  (cost $3,085,145)                                              3,663,613
                                                            --------------
Total Government/Agency Obligations
  (cost $1,663,367,660)                                      1,828,734,799
                                                            --------------


10   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


Portfolio of Investments


                                                 Principal
                                                    Amount
                                                     (000)    U.S. $ Value
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-0.1%
Repurchase Agreement-0.1%
Deutsche Bank
  3.70%, dated 9/30/05, due 10/03/05
  in the amount of $1,000,308 (cost
  $1,000,000; collateralized by
  $1,010,000 FNMA, 4.75%,
  due 1/02/07, value $1,025,662)                   $ 1,000  $    1,000,000
                                                            --------------
Total Investments-115.6%
  (cost $1,664,367,660)                                      1,829,734,799
Other assets less liabilities-(15.6%)                        (246,362,989)
                                                            --------------
NET ASSETS-100%                                             $1,583,371,810
                                                            ==============


CALL OPTIONS WRITTEN (see Note D)

                                                  Contracts(e)
                                                     (000)    U.S. $ Value
--------------------------------------------------------------------------
Brazilian Real
  expiring Oct '05 @ $119.80                         3,531     $  (95,337)
Brazilian Real
  expiring Oct '05 @ $120.25                         3,531        (81,566)
Brazilian Real
  expiring Oct '05 @ $120.25                         3,240        (76,788)
Brazilian Real
  expiring Oct '05 @ $120.30                         3,531        (83,332)
Brazilian Real
  expiring Oct '05 @ $121.00                         3,531        (60,380)

                                                            --------------
Total Call Options Written
  (premiums received $179,202)                                 $ (397,403)
                                                            --------------


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                                       U.S. $
                          Contract    Value on       Value at      Unrealized
                           Amount   Origination    September 30,  Appreciation/
                           (000)        Date            2005     (Depreciation)
-------------------------------------------------------------------------------
BUY CONTRACTS:
Canadian Dollar,
  settling 11/04/05       41,348   $  34,866,212   $  35,600,424   $    734,212
Mexican Peso,
  settling 11/10/05       41,348       9,207,057       9,321,930        114,873

SALE CONTRACTS:
Canadian Dollar,
  settling
  10/14/05-11/04/05      287,046     240,212,520     247,051,115     (6,838,595)
Mexican Peso,
  settling
  10/19/05-11/21/05    2,765,277     254,084,281     255,753,641     (1,669,360)


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   11
-------------------------------------------------------------------------------


Portfolio of Investments


FINANCIAL FUTURES CONTRACTS SOLD (see Note D)

                                                         U.S. $
                                                        Value at
                 Number of  Expiration  Original     September 30,  Unrealized
  Type           Contracts    Month       Value           2005     Appreciation
-------------------------------------------------------------------------------
U.S Treasury Note
  Note 10 Yr                 December
  Futures            330       2005   $ 36,630,000   $ 36,274,219   $   355,781
U.S Treasury Note
  Note 10 Yr                 December
  Futures            200       2005     22,203,125     21,984,375       218,750
U.S Treasury Note
  Note 10 Yr                 December
  Futures            591       2005     65,637,937     64,963,828       674,109
U.S Treasury Note
  Note 10 Yr                 December
  Futures            396       2005     43,983,225     43,529,062       454,163
                                                                    -----------
                                                                    $ 1,702,803
                                                                    -----------


CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap
Counterparty              Notional                                 Unrealized
& Referenced               Amount      Interest    Termination    Appreciation/
Obligation                 (000)         Rate         Date       (Depreciation)
-------------------------------------------------------------------------------
BUY CONTRACTS:
Citigroup Global
  Markets, Ltd.
  Republic of
  Colombia
  8.375%, 2/15/27          1,700        3.02%        1/20/10         $ (102,720)
Citigroup Global
  Markets, Ltd.
  Federal Republic
  of Brazil
  12.25%, 3/06/30          3,970        4.14         4/20/10           (381,616)
Deutsche Bank, AG
  London
  Federal Republic
  of Brazil
  12.25%, 3/06/30          3,970        4.02         4/20/10           (342,232)

SALE CONTRACTS:
Citigroup Global
  Markets, Ltd.
  Republic of
  Colombia
  8.375%, 2/15/27          3,350        1.13         1/20/07             34,476
Morgan Stanley Capital
  Services, Inc.
  Federal Republic
  of Brazil
  12.25%, 3/06/30          1,940        3.80         8/20/06             63,675


12   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


Portfolio of Investments


Swap
Counterparty              Notional                                 Unrealized
& Referenced               Amount      Interest    Termination    Appreciation/
Obligation                 (000)         Rate         Date       (Depreciation)
-------------------------------------------------------------------------------
SALE CONTRACTS:
  (continued)
Citigroup Global
  Markets, Ltd.
  Federal Republic
  of Brazil
  12.25%, 3/06/30          2,525        4.40%        5/20/06         $  105,236
Citigroup Global
  Markets, Ltd.
  Federal Republic
  of Brazil
  12.25%, 3/06/30          8,337        1.98         4/20/07            235,312
Deutsche Bank, AG
  London
  Federal Republic
  of Brazil
  12.25%, 3/06/30          8,337        1.90         4/20/07            206,132


(a) Coupon rate adjusts on a predetermined schedule to a rate based on a specific Index. Stated interest rate was in effect at September 30, 2005.

(b) Positions, or a portion thereof, with an aggregate market value of $1,518,632,624 have been segregated to collateralize forward exchange currency contracts.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate market value of these securities amounted to $12,583,302 or 0.8% of net assets.

(d) A portion of this position, with a market value of $1,810,375 has been segregated to collateralize margin requirements for the open futures contracts.

(e)  One contract relates to principal amount of $1.

     Glossary of Terms:
     FNMA  -  Federal National Mortgage Association
     TBA   -  (To Be Assigned) - Securities are purchased on a forward commitment with an appropriate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
     TIPS  -  Treasury Inflation Protected Security

     Currency Abbreviations:
     BRL   -  Brazilian Real
     CAD   -  Canadian Dollar
     CLP   -  Chilean Peso
     MXN   -  Mexican Peso
     PEN   -  Peruvian New Sol
     US$   -  United States Dollar
     UYU   -  Uruguayan Peso

     See notes to financial statements.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   13
-------------------------------------------------------------------------------


STATEMENT OF ASSETS & LIABILITIES
September 30, 2005


ASSETS
Investments in securities, at value (cost $1,664,367,660)        $1,829,734,799
Cash                                                                    862,512
Foreign cash, at value (cost $1,788,476)                              1,878,659
Interest receivable                                                  22,930,391
Receivable for investment securities sold                            13,025,240
Receivable for capital stock sold                                     5,560,020
Unrealized appreciation of forward exchange currency
  contracts                                                             849,085
Unrealized appreciation of swap contracts                               644,831
Receivable for variation margin on futures contracts                    497,810
                                                                 --------------
Total assets                                                      1,875,983,347
                                                                 --------------
LIABILITIES
Payable for investment securities purchased                         272,739,360
Unrealized depreciation of forward exchange currency
  contracts                                                           8,507,955
Payable for capital stock redeemed                                    5,851,639
Dividends payable                                                     2,561,444
Unrealized depreciation on swap contracts                               826,568
Advisory fee payable                                                    656,998
Option premiums received                                                397,403
Transfer Agent fee payable                                              182,925
Distribution fee payable                                                125,367
Accrued expenses and other liabilities                                  761,878
                                                                 --------------
Total liabilities                                                   292,611,537
                                                                 --------------
Net Assets                                                       $1,583,371,810
                                                                 ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                            $      205,900
Additional paid-in capital                                        1,695,357,779
Distributions in excess of net investment income                    (47,952,220)
Accumulated net realized loss on investments and foreign
  currency transactions                                            (223,369,756)
Net unrealized appreciation of investments and foreign
currency denominated assets and liabilities                         159,130,107
                                                                 --------------
                                                                 $1,583,371,810
                                                                 ==============


CALCULATION OF MAXIMUM OFFERING PRICE PER SHARE

                                               Net Asset Value and:
                                              ----------------------   Maximum
                                  Shares      Offering    Redemption   Offering
Class       Net Assets         Outstanding      Price       Price       Price *
-------------------------------------------------------------------------------
A         $ 957,697,079        124,588,166          --      $ 7.69      $ 8.03
B         $ 373,922,562         48,658,248      $ 7.68          --          --
C         $ 251,752,169         32,653,125      $ 7.71          --          --


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

   See notes to financial statements.


14   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
Year Ended September 30, 2005


INVESTMENT INCOME
Interest (net of foreign taxes
  withheld of $77,748)                                            $ 124,568,397
EXPENSES
Advisory fee                                     $ 8,045,244
Distribution fee--Class A                          2,825,692
Distribution fee--Class B                          4,206,890
Distribution fee--Class C                          2,464,625
Transfer agency                                    2,224,025
Custodian                                            925,326
Printing                                             369,884
Proxy solicitation                                   227,777
Administrative                                        93,000
Registration                                          82,166
Legal                                                 79,113
Audit                                                 75,668
Directors' fees                                       24,276
Miscellaneous                                         81,092
                                                 -----------
Total expenses                                    21,724,778
Less: expense offset arrangement
  (see Note B)                                       (11,698)
                                                 -----------
Net expenses                                                         21,713,080
                                                                  -------------
Net investment income                                               102,855,317
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment Transactions                                            23,309,164
  Futures Contracts                                                  (1,379,419)
  Swap Contracts                                                        278,478
  Written Options                                                     1,855,434
  Foreign currency transactions                                     (28,698,523)
Net change in unrealized
appreciation/depreciation of:
  Investments                                                        69,624,831
  Futures Contracts                                                   1,843,397
  Swap Contracts                                                       (416,819)
  Written Options                                                      (218,201)
  Foreign currency denominated assets
    and liabilities                                                   4,227,460
                                                                  -------------
Net gain on investment and foreign
currency transactions                                                70,425,802
                                                                  -------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                      $ 173,281,119
                                                                  =============


See notes to financial statements.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   15
-------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS


                                              Year Ended           Year Ended
                                             September 30,        September 30,
                                                  2005                 2004
                                            --------------       --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                       $  102,855,317       $  119,545,128
Net realized gain (loss) on investments
  and foreign currency transactions             (4,634,866)          46,529,750
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities            75,060,668          (89,337,929)
                                            --------------       --------------
Net increase in net assets from
  operations                                   173,281,119           76,736,949
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                      (63,028,146)         (71,658,911)
  Class B                                      (25,124,988)         (37,624,530)
  Class C                                      (14,692,112)         (17,616,033)
CAPITAL STOCK TRANSACTIONS
Net decrease                                  (171,591,238)        (316,892,817)
                                            --------------       --------------
Total decrease                                (101,155,365)        (367,055,342)
NET ASSETS
Beginning of period                          1,684,527,175        2,051,582,517
                                            --------------       --------------
End of period (including distributions in
  excess of net investment income of
  ($47,952,220) and ($32,195,412),
  respectively)                             $1,583,371,810       $1,684,527,175
                                            ==============       ==============

See notes to financial statements.


16   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
September 30, 2005


NOTE A
SIGNIFICANT ACCOUNTING POLICIES

AllianceBernstein Americas Government Income Trust, Inc. (the "Fund") was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold currently with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   17
-------------------------------------------------------------------------------


the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. CURRENCY TRANSLATION

Asset and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized cur-


18   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


rency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

5. INCOME AND EXPENSES

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the Fund's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   19
-------------------------------------------------------------------------------


8. REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price.

NOTE B
ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily adjusted net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .65% of the Fund's average daily adjusted net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2005, such fees amounted to $93,000.

The Fund compensates AGIS, a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $1,000,886 for the year ended September 30, 2005.

For the year ended September 30, 2005, the Fund's expenses were reduced by $11,698 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $94,828 from the sales of Class A shares and received $6,130, $308,615 and $23,733 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2005.


20   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


NOTE C
DISTRIBUTION SERVICES AGREEMENT

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $30,264,742 and $8,060,875 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2005, were as follows:

                                         Purchases                 Sales
                                      ---------------        ---------------
Investment securities (excluding
  U.S. government securities)         $   992,001,380        $ 1,114,116,944
U.S. government securities                 66,597,267            168,118,026

At September 30, 2005, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, options written, futures and swap contracts) are as follows:

Cost                                                         $ 1,674,030,740
                                                             ===============
Gross unrealized appreciation                                $   176,588,628
Gross unrealized depreciation                                    (20,884,569)
                                                             ---------------
Net unrealized appreciation                                  $   155,704,059
                                                             ===============

1. FINANCIAL FUTURES CONTRACTS

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   21
-------------------------------------------------------------------------------


At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. FORWARD EXCHANGE CURRENCY CONTRACTS

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. OPTION TRANSACTIONS

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the


22   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


Notes to Financial Statements

exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in written options for the year ended September 30, 2005 were as follows:

                                         Number of              Premium
                                         Contracts              Received
                                      ---------------        ---------------
OPTIONS OUTSTANDING AT
  SEPTEMBER 30, 2004                               -0-       $            -0-
Options written                           122,601,000             (1,548,901)
Options terminated in closing
  purchase transactions                    (7,331,000)               105,217
Options expired                           (97,906,000)             1,264,482
                                      ---------------        ---------------
OPTIONS OUTSTANDING AT
  SEPTEMBER 30, 2005                       17,364,000        $      (179,202)
                                      ---------------        ---------------


4. SWAP AGREEMENTS

The Fund may enter into swaps to hedge its exposure to foreign currency interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unantici-


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   23
-------------------------------------------------------------------------------


pated movements in interest rates or in the value of the underlying securities or currencies.

As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to October 1, 2003, these interim payments were reflected within interest income in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At September 30, 2005, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $24,489,000, with net unrealized appreciation of $644,831 and terms up to two years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protec-


24   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


tion, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $9,640,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $14,849,000 as of September 30, 2005.

NOTE E
CAPITAL STOCK

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B, and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                             Shares                           Amount
                 ----------------------------    ------------------------------
                    Year Ended     Year Ended       Year Ended       Year Ended
                 September 30,  September 30,    September 30,    September 30,
                          2005           2004             2005             2004
-------------------------------------------------------------------------------
CLASS A
Shares sold         10,573,774      9,805,711   $   79,517,459   $   72,911,900
Shares issued in
  reinvestment
  of dividends
  and distributions  4,082,809      4,359,020       29,916,957       32,291,935
Shares converted
  from Class B       7,703,362     11,492,227       57,827,493       85,071,349
Shares redeemed    (27,878,859)   (36,107,067)    (207,952,705)    (267,523,898)
Net decrease        (5,518,914)   (10,450,109)  $  (40,690,796)  $  (77,248,714)

CLASS B
Shares sold          4,427,842      6,425,112   $   33,157,946   $   47,930,119
Shares issued in
  reinvestment
  of dividends
  and distributions  1,674,043      2,281,306       12,443,631       16,918,985
Shares converted
  to Class A        (7,728,725)   (11,492,227)     (57,827,493)     (85,071,349)
Shares redeemed    (14,471,457)   (24,720,851)    (107,817,977)    (183,297,887)
Net decrease       (16,098,297)   (27,506,660)  $ (120,043,893)  $ (203,520,132)

CLASS C
Shares sold          3,714,213      4,181,811   $   27,866,586   $   31,353,715
Shares issued
  in reinvestments
  of dividends
  and distributions  1,065,900      1,224,520        8,028,962       9,103,868
Shares redeemed     (6,246,148)   (10,314,487)     (46,752,097)    (76,581,554)
Net decrease        (1,466,035)    (4,908,156)  $  (10,856,549) $  (36,123,971)


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   25
-------------------------------------------------------------------------------


NOTE F
SECURITY LENDING

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of September 30, 2005, the Fund had no securities on loan.

NOTE G
RISKS INVOLVED IN INVESTING IN THE FUND

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


26   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


NOTE H
JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2005.

NOTE I
DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ending September 30, 2005 and September 30, 2004 were as follows:

                                          2005                   2004
                                    ---------------        ---------------
Distributions paid from:
  Ordinary income                   $   102,845,246        $   126,899,474
                                    ---------------        ---------------
Total taxable distributions             102,845,246            126,899,474
Tax return of capital                            -0-                    -0-
                                    ---------------        ---------------
Total distributions paid            $   102,845,246        $   126,899,474
                                    ---------------        ---------------

As of September 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                              $    24,516,830
Accumulated capital and other losses                          (289,671,202)(a)
Unrealized appreciation/(depreciation)                         155,523,947(b)
                                                           ---------------
Total accumulated earnings/(deficit)                       $   109,630,425(c)
                                                           ===============


(a) On September 30, 2005, the Fund had a net capital loss carryforward of $220,209,221, of which $680,821 expires in the year 2008, $206,928,807 expires in the year 2009 and $12,599,593 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $11,960,592. As of September 30, 2005, the Fund had deferred tax straddle losses of $69,461,981.

(b) The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


During the current fiscal year, permanent differences, primarily due to the tax treatment of bond premium, the tax treatment of swap income and the tax treatment of foreign currency gains and losses, resulted in a net increase in distributions in excess of net investment income and a decrease in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   27
-------------------------------------------------------------------------------


NOTE J
LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.
A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the


28   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allega-


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   29
-------------------------------------------------------------------------------


tions, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transfered to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to pro-


30   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------



vide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   31
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               Class A
                                                 ---------------------------------------------------------------------
                                                      Year Ended         December
                                                     September 30,      1, 2002 to        Year Ended November 30,
                                                 --------------------    September   ---------------------------------
                                                   2005       2004(a)   30, 2003(b)   2002(c)      2001        2000
                                                 ---------------------------------------------------------------------
Net asset value,
  beginning of period                            $  7.35     $  7.54     $  6.86     $  7.07     $  7.55     $  7.28
                                                 ---------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(d)                             .50         .50(e)      .44         .56         .77         .75
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                       .34        (.16)        .73        (.11)       (.50)        .34
                                                 ---------------------------------------------------------------------
Net increase in net asset value
  from operations                                    .84         .34        1.17         .45         .27        1.09
                                                 ---------------------------------------------------------------------
LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                            (.50)       (.53)       (.49)       (.60)       (.75)       (.49)
Tax return of capital                                 -0-         -0-         -0-       (.06)         -0-       (.33)
                                                 ---------------------------------------------------------------------
Total dividends and distributions                   (.50)       (.53)       (.49)       (.66)       (.75)       (.82)
                                                 ---------------------------------------------------------------------
Net asset value, end of period                   $  7.69     $  7.35     $  7.54     $  6.86     $  7.07     $  7.55
                                                 =====================================================================
TOTAL RETURN
Total investment return based
  on net asset value(f)                            11.83%       4.72%      17.48%       6.69%       3.32%      15.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                               $957,697    $956,690  $1,060,244    $947,300  $1,009,606    $979,126
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                                  1.05%       1.25%       1.49%(g)    1.57%       1.96%       2.26%
  Expenses, before waivers/
    reimbursements                                  1.05%       1.41%       1.49%(g)    1.57%       1.96%       2.26%
  Expenses, before waivers/
    reimbursements excluding
    interest expense                                1.05%       1.27%       1.26%(g)    1.28%       1.23%       1.33%
  Net investment income                             6.78%       6.80%(e)    7.28%(g)    8.19%      10.07%      10.03%
Portfolio turnover rate                               66%         76%         60%        160%        315%        234%


See footnote summary on page 35.


32   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               Class B
                                                 ---------------------------------------------------------------------
                                                      Year Ended         December
                                                     September 30,      1, 2002 to        Year Ended November 30,
                                                 --------------------    September   ---------------------------------
                                                   2005       2004(a)   30, 2003(b)   2002(c)      2001        2000
                                                 ---------------------------------------------------------------------
Net asset value,
  beginning of period                            $  7.35     $  7.54     $  6.86     $  7.07     $  7.58     $  7.31
                                                 ---------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(d)                             .44         .45(e)      .40         .51         .69         .69
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                       .33        (.16)        .73        (.11)       (.50)        .36
                                                 ---------------------------------------------------------------------
Net increase in net asset value
  from operations                                    .77         .29        1.13         .40         .19        1.05
                                                 ---------------------------------------------------------------------
LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                            (.44)       (.48)       (.45)       (.55)       (.70)       (.48)
Tax return of capital                                 -0-         -0-         -0-       (.06)         -0-       (.30)
                                                 ---------------------------------------------------------------------
Total dividends and distributions                   (.44)       (.48)       (.45)       (.61)       (.70)       (.78)
                                                 ---------------------------------------------------------------------
Net asset value, end of period                   $  7.68     $  7.35     $  7.54     $  6.86     $  7.07     $  7.58
                                                 =====================================================================
TOTAL RETURN
Total investment return based
  on net asset value(f)                            11.04%       3.98%      16.84%       5.92%       2.20%      14.99%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                               $373,923    $476,171    $696,043    $740,782    $888,457    $826,340
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                                  1.77%       1.98%       2.21%(g)    2.28%       2.66%       2.93%
  Expenses, before waivers/
    reimbursements                                  1.77%       2.15%       2.21%(g)    2.28%       2.66%       2.93%
  Expenses, before waivers/
    reimbursements excluding
    interest expense                                1.77%       1.99%       1.98%(g)    2.00%       1.94%       2.03%
  Net investment income                             5.82%       6.07%(e)    6.59%(g)    7.47%       9.06%       9.37%
Portfolio turnover rate                               66%         76%         60%        160%        315%        234%


See footnote summary on page 35.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   33
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               Class C
                                                 ---------------------------------------------------------------------
                                                      Year Ended         December
                                                     September 30,      1, 2002 to        Year Ended November 30,
                                                 --------------------    September   ---------------------------------
                                                   2005       2004(a)   30, 2003(b)   2002(c)      2001        2000
                                                 ---------------------------------------------------------------------
Net asset value,
  beginning of period                            $  7.38     $  7.57     $  6.88     $  7.09     $  7.58     $  7.31
                                                 ---------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(d)                             .44         .45(e)      .40         .52         .71         .70
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                       .34        (.16)        .74        (.12)       (.50)        .35
                                                 ---------------------------------------------------------------------
Net increase in net asset value
  from operations                                    .78         .29        1.14         .40         .21        1.05
                                                 ---------------------------------------------------------------------
LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                            (.45)       (.48)       (.45)       (.55)       (.70)       (.47)
Tax return of capital                                 -0-         -0-         -0-       (.06)         -0-       (.31)
                                                 ---------------------------------------------------------------------
Total dividends and distributions                   (.45)       (.48)       (.45)       (.61)       (.70)       (.78)
                                                 ---------------------------------------------------------------------
Net asset value, end of period                   $  7.71     $  7.38     $  7.57     $  6.88     $  7.09     $  7.58
                                                 =====================================================================
TOTAL RETURN
Total investment return based
  on net asset value(f)                            10.87%       3.97%      16.94%       5.91%       2.48%      14.99%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                               $251,752    $251,666    $295,295    $277,015    $310,985    $267,646
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                                  1.76%       1.96%       2.20%(g)    2.27%       2.65%       2.95%
  Expenses, before waivers/
    reimbursements                                  1.76%       2.12%       2.20%(g)    2.27%       2.65%       2.95%
  Expenses, before waivers/
    reimbursements excluding
    interest expense                                1.76%       1.97%       1.97%(g)    1.99%       1.93%       2.03%
  Net investment income                             5.88%       6.07%(e)    6.56%(g)    7.45%       9.34%       9.35%
Portfolio turnover rate                               66%         76%         60%        160%        315%        234%


See footnote summary on page 35.


34   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS


(a) As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2004, was to decrease net investment income per share by $0.0002 for Class A, B and C and increase net realized and unrealized gain (loss) on investment transactions per share by $0.0002 for Class A, B and C. Consequently, the ratios of net investment income to average net assets were decreased by 0.003% for Class A, B and C respectively.

(b)  The Fund changed its fiscal year end from November 30 to September 30.

(c) As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $.04, decrease net realized and unrealized loss on investments per share by $.04 for Class A, B and C, respectively, and decrease the ratio of net investment income to average net assets from 8.83% to 8.19% for Class A, from 8.10% to 7.47% for Class B and from 8.09% to 7.45% for Class C. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

(e)  Net of waivers/reimbursement by the Adviser.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   35
-------------------------------------------------------------------------------


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST, INC.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Americas Government Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Americas Government Income Trust, Inc. at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP


New York, New York
November 16, 2005


36   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy
Marshall C. Turner, Jr.


OFFICERS(2)


Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon, Vice President
Scott DiMaggio, Vice President
Michael L. Mon, Vice President
Douglas J. Peebles, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered
Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's investment portfolio are made by the Global Fixed Income Investment Team, comprised of senior Global Fixed Income Team members.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   37
-------------------------------------------------------------------------------


MANAGEMENT OF THE FUND


BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND          OTHER
    NAME, ADDRESS,                             PRINCIPAL                               COMPLEX       DIRECTORSHIPS
    DATE OF BIRTH                            OCCUPATION(S)                           OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                       DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O.Mayer, +                   Executive Vice President of Alliance                    81       SCB Partners
1345 Avenue of the                Capital Management Corporation                                   Inc., SCB, Inc.
Americas,                         ("ACMC") since 2001 and Chairman
New York, NY 10105                of the Board of AllianceBernstein
10/2/57                           Investment Research and Management,
(2003)                            Inc. ("ABIRM") since 2000; prior
                                  thereto, Chief Executive Officer of
                                  Sanford C. Bernstein &Co., LLC
                                  (institutional research and brokerage
                                  arm of Bernstein & Co., LLC ("SCB
                                  & Co.")) and its predecessor since
                                  prior to 2000.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, **      Investment adviser and an inde-                         108      None
2 Sound View Drive                pendent consultant. He was
Suite 100                         formerly Senior Manager of Barrett
Greenwich, CT 06830               Associates, Inc., a registered
9/7/32                            investment adviser, with which
(1992)                            he had been associated since prior
Chairman of the Board             to 2000. He was formerly Deputy
                                  Comptroller and Chief Investment
                                  Officer of the State of New York and,
                                  prior thereto, Chief Investment
                                  Officer of the New York Bank for
                                  Savings.

Ruth Block, #, ++                 Formerly Executive Vice President                       106      None
500 SE Mizner Blvd.               and Chief Insurance Officer of The
Boca Raton, FL 33432              Equitable Life Assurance Society
11/7/30                           of the United States; Chairman and
(1992)                            Chief Executive Officer of Evlico
                                  (insurance); Director of Avon, BP (oil
                                  and gas), Ecolab Incorporated (spe-
                                  cialty chemicals), Tandem Financial
                                  Group and Donaldson, Lufkin &
                                  Jenrette Securities Corporation;
                                  Governor at Large, National
                                  Association of Securities Dealers,
                                  Inc.


38   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


MANAGEMENT OF THE FUND


                                                                                     PORTFOLIOS
                                                                                       IN FUND          OTHER
    NAME, ADDRESS,                             PRINCIPAL                               COMPLEX       DIRECTORSHIPS
    DATE OF BIRTH                            OCCUPATION(S)                           OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                       DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------

David H. Dievler, #               Independent consultant. Until                           107      None
P.O. Box 167                      December 1994, he was Senior
Spring Lake, NJ 07762             Vice President of ACMC
10/23/29                          responsible for mutual fund
(1992)                            administration. Prior to joining
                                  ACMC in 1984, he was Chief
                                  Financial Officer of Eberstadt Asset
                                  Management since 1968. Prior to
                                  that, he was a Senior Manager at
                                  Price Waterhouse & Co. Member of
                                  American Institute of Certified Public
                                  Accountants since 1953.

John H. Dobkin, #                 Consultant. Formerly President                          106      None
P.O. Box 12                       of Save Venice, Inc. (preservation
Annandale, NY 12504               organization) from 2001-2002,
2/19/42                           a Senior Advisor from June
(1992)                            1999-June 2000 and President
                                  of Historic Hudson Valley (historic
                                  preservation) from December 1989-
                                  May 1999. Previously, Director of the
                                  National Academy of Design and
                                  during 1988-1992, he was Director
                                  and Chairman of the Audit Committee
                                  of ACMC.

Michael J. Downey, #              Consultant since January 2004.                          81       Asia Pacific
c/o Alliance Capital              Formerly managing partner of                                     Fund, Inc.,
Management L.P.                   Lexington Capital, LLC (investment                               and The
Attn: Philip L. Kirstein          advisory firm) from December 1997                                Merger Fund
1345 Avenue of the                until December 2003. Prior thereto,
Americas                          Chairman and CEOof Prudential
New York, NY 10105                Mutual Fund Management from
1/26/44                           1987 to 1993.
(2005)

D. James Guzy                     Chairman of the Board of PLX                            58       Intel Corporation
P.O. Box 128                      Technology (semi-conductors)                                     (semi-conductors),
Glenbrook, NV 89413               and of SRC Computers, Inc.                                       Cirrus Logic
3/7/36                            with which he has been associated                                Corporation,
(2005)                            since prior to 2000. He is also                                  (semi-conductors),
                                  President of the Arbor Company                                   Novellus
                                  (private family investments).                                    Corporation
                                                                                                   (semi-conductor
                                                                                                   equipment),
                                                                                                   Micro Component
                                                                                                   Technology
                                                                                                    (semi-conductor
                                                                                                   equipment), the
                                                                                                   Davis Selected
                                                                                                   Advisers Group
                                                                                                   of Mutual Funds
                                                                                                   and LogicVision


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   39
-------------------------------------------------------------------------------


MANAGEMENT OF THE FUND


                                                                                     PORTFOLIOS
                                                                                       IN FUND          OTHER
    NAME, ADDRESS,                             PRINCIPAL                               COMPLEX       DIRECTORSHIPS
    DATE OF BIRTH                            OCCUPATION(S)                           OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                       DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------

Marshall C. Turner, Jr.           Principal of Turner Venture                             58       Toppan
220 Montgomery Street             Associates (venture capital                                      Photomasks, Inc.,
Penthouse 10                      and consulting) since prior to                                   the George
San Francisco, CA                 2000. Chairman and CEO,                                          Lucas
94104                             DuPont Photomasks, Inc.,                                         Educational
10/10/41                          Austin, Texas, 2003-2005,                                        Foundation,
(2005)                            and President and CEO                                            Chairman of the
                                  since company acquired, and                                      Board of the
                                  name changed to Toppan                                           Smithsonian's
                                  Photomasks, Inc. in 2005                                         National
                                   (semiconductor manufacturing                                    Museum of
                                  services).                                                       Natural History


*   There is no stated term of office for the Fund's directors.

#   Member of the Audit Committee, Governance & Nominating Committee and
Independent Directors Committee.

**  Member of the Fair Value Pricing Committee.

+   Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.

++ Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.


40   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


MANAGEMENT OF THE FUND

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


NAME, ADDRESS* AND              POSITION(S)                        PRINCIPAL OCCUPATION
DATE OF BIRTH                 HELD WITH FUND                       DURING PAST 5 YEARS**
----------------------------------------------------------------------------------------------------------------------

Marc O.Mayer,                President and Chief           See biography above.
10/2/57                      Executive Officer

Philip L. Kirstein,          Senior Vice President         Senior Vice President and Independent
5/29/45                      & Independent                 Compliance Officer of the
                             Compliance Officer            AllianceBernstein Funds with which he
                                                           has been associated since October
                                                           2004. Prior thereto, he was Of Counsel
                                                            to Kirkpatrick & Lockhart, LLP from
                                                           October 2003 to October 2004, and
                                                           General Counsel of Merrill Lynch
                                                           Investment Managers, L.P. since prior to
                                                           2000 until March 2003.

Paul J. DeNoon,              Vice President                Senior Vice President of ACMC,** with
4/18/62                                                    which he has been associated since prior
                                                           to 2000.

Scott DiMaggio,              Vice President                Vice President of ACMC,** with which he
8/9/71                                                     has been associated since prior to 2000.

Michael L. Mon,              Vice President                Vice President of ACMC,** with which
3/2/69                                                     he has been associated since prior to
                                                           June 2000.

Douglas J. Peebles,          Vice President                Executive Vice President of ACMC,** with
8/10/65                                                    which he has been associated since
                                                           prior to 2000.

Emilie D. Wrapp,             Secretary                     Senior Vice President, Assistant General
11/13/55                                                   Counsel and Assistant Secretary of
                                                           ABIRM** with which she has been
                                                           associated since prior to 2000.

Mark D. Gersten,             Treasurer and Chief           Senior Vice President of Alliance Global
10/4/50                      Financial Officer             Investor Services Inc. ("AGIS"),** and
                                                           Vice President of ABIRM,** with which he
                                                           has been associated since prior to 2000.

Vincent S. Noto,             Controller                    Vice President of AGIS,** with which
12/14/64                                                   he has been associated since prior to
                                                           2000.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, and AGIS are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   41
-------------------------------------------------------------------------------


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND'S ADVISORY AGREEMENT

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on September 14 and 16, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

  1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

  2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;


42   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


  3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

  4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

  5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

  6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

  7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

  8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

  9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

  10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

  11. The Adviser's representation that it does not advise other clients with substantially similar investment objectives and strategies as the Fund;

  12. The Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement.

  13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

  14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organiza-


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   43
-------------------------------------------------------------------------------


tional and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently


44   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be used in 2005, and that it would differ in various respects from the methodology used in 2004 and in prior years.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in bro-


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   45
-------------------------------------------------------------------------------


kerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection and that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors also believe that the Adviser derives reputational and other benefits from its association with the Fund.

INVESTMENT RESULT

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 9 to 6 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 20 to 12 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended May 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to a composite index (consisting of 50% JP Morgan Emerging Markets Bond Index Plus Latin Only and 50% Lehman Brothers Government Bond Index) for periods ending May 31, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year periods. The directors noted that in the Performance Group comparison the Fund was in the first quintile in all periods reviewed except in the 3-year period when the Fund was in the second quintile and in the Performance Universe comparison the Fund was in the first quintile in the 1- and 10-year periods and in the second quintile in the 3- and 5-year periods. The comparative information showed that the Fund underperformed the composite index in the 1- and 3-year periods and outperformed the composite index in the YTD, 5- and 10-year periods. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.


46   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in fixed income securities. They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups of funds in the same Lipper category created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio, adjusted to show the effect of the new lower contractual advisory fees implemented in January 2004. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   47
-------------------------------------------------------------------------------


The information reviewed by the directors showed that the Fund's at approximate current size contractual effective fee rate of 50 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 1 basis point. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment objective and strategies as the Fund for the same fee rate as the Fund. The directors further noted that the Fund's total expense ratio was somewhat lower than the medians for the Expense Group and the Expense Universe. The directors concluded that the Fund's expense ratio was satisfactory.

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


48   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   49
-------------------------------------------------------------------------------


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Americas Government Income Trust, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

  1. Management fees charged to institutional and other clients of the Adviser for like services.

  2.  Management fees charged by other mutual fund companies for like services.

  3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

  4. Profit margins of the Adviser and its affiliates from supplying such services.

  5.  Possible economies of scale as the Fund grows larger.

  6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.(2)


(1) It should be noted that the information in the fee summary was completed on September 2, 2005 and presented to the Board of Directors on September 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with all AllianceBernstein Funds in each category having the same advisory fee schedule.


50   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


                                                Advisory Fee Based on % of
Fund                                             Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Americas Government
  Income Trust, Inc.                            First $2.5 billion       0.50%
                                                Next $2.5 billion        0.45%
                                                Excess of $5 billion     0.40%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                                    As a %
                                                                  of average
Fund                                            Amount         daily net assets
-------------------------------------------------------------------------------
AllianceBernstein Americas Government
  Income Trust, Inc.                           $104,000              0.01

The table below shows the Fund's expense ratio calculated from the beginning of the Fund's current fiscal year through May 31, 2005.

Fund                                          Expense Ratio(3)  Fiscal Year End
-------------------------------------------------------------------------------
AllianceBernstein Americas
  Government Income Trust, Inc                Class A 1.02%      September 30
                                              Class B 1.74%
                                              Class C 1.73%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption


(3) This is the expense ratio calculated from the beginning of the Fund's current fiscal year through May 31, 2005.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   51
-------------------------------------------------------------------------------


and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. However, with respect to the Fund the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following fee for an offshore mutual fund that invests in fixed income securities:


Asset Class                                                        Fee(4)
-------------------------------------------------------------------------------
Fixed Income                                                      0.65%


The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset level of the Fund.(5)


(4) The fee charged to the fund includes a 0.10% fee for administrative services.

(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.


52   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


                                           Effective      Lipper
                                           Management     Group
Fund                                         Fee(6)       Median        Rank
-------------------------------------------------------------------------------
AllianceBernstein Americas
  Government Income Trust, Inc.              0.500         0.587         2/9


Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group(7) and Lipper Expense Universe(8). Lipper describes a Lipper Expense Group as a representative sample of comparable funds, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Lipper Expense Universe is a broader collection of funds. The results of that analysis are set forth below:


                          Lipper     Lipper      Lipper      Lipper
                          Expense   Universe    Universe     Group      Group
Fund                      Ratio(9)   Median       Rank       Median     Rank
-------------------------------------------------------------------------------
AllianceBernstein Americas
  Government Income
  Trust, Inc.(10)          1.254      1.254       11/19       1.262       3/9


Based on this analysis the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management


(6) It should be noted that the "effective management fee" rate for the Fund does not reflect the payments by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Fund is discussed in Section I.

(7) Lipper uses the following criteria in screening funds to be included in each Fund's Expense Group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An Expense Group will typically consist of seven to twenty funds.

(8) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an Expense Group when selecting an Expense Universe. Unlike an Expense Group, an Expense Universe allows for the same adviser to be represented by more than just one fund.

(9)   Most recent fiscal year end Class A share expense ratio.

(10) Lipper estimated the Fund's pro-forma expense ratio to be 1.167 which would rank the Fund 8/19 for the Lipper Expense Universe and 1/9 for the Lipper Expense Group. The pro-forma expense ratio information shows what would have been the Fund's expense ratio in the indicated fiscal year had the current investment advisory fee been in effect throughout the fiscal year.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   53
-------------------------------------------------------------------------------


reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR  SUPPLYING SUCH
SERVICES.

The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC"). Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser have disclosed in the Fund's prospectus that they may make payments(11) from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charge from sales of the Fund's shares in the Fund's most recent fiscal year.


Fund                                               Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Americas Government
  Income Trust, Inc.                                  $  89,244


(11) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


54   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------


ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.


                                            12b-1 Fees
Fund                                         Received         CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Americas Government
  Income Trust, Inc.                       $ 11,526,993         $  863,604


Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:


Fund                                                              AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Trust, Inc.       $  1,356,072


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST   55
-------------------------------------------------------------------------------


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $516 billion as of June 30, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund(12) relative to its Lipper group and universe for the periods ended May 31, 2005:


AllianceBernstein Americas
Government Income Trust, Inc.                Group                Universe
-------------------------------------------------------------------------------
  1 year                                      2/9                   4/20
  3 year                                      3/9                   6/20
  5 year                                      2/6                   4/14
  10 year                                     1/6                   1/12


Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(13) versus its benchmarks(14).


                                             Periods Ending May 31, 2005
                                               Annualized Performance
-------------------------------------------------------------------------------
                                          1       3       5      10     Since
Funds                                    Year    Year    Year   Year  Inception
-------------------------------------------------------------------------------
AllianceBernstein Americas Government
  Income Trust, Inc.                     12.57   11.57   9.71   12.01    9.10
JP Morgan EMBI Plus Latin Only Index     22.32   17.78  10.35   12.89     N/A
Lehman Brothers Gov't Bond Index          6.48    5.70   7.31    6.65    7.05
Composite (50% JPM EMBI
  Latin Only, 50% LB Gov't Bond Ind)     14.40   11.74   8.83    9.77     N/A


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 12, 2005


(12)  The performance rankings are for the Class A shares of the Fund.

(13)  The Fund's performance returns are for the Class A shares of the Fund.

(14) The Adviser provided Fund and benchmark performance return information for periods through May 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


56   ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


AAGITAR0905




ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.



                                                                                    Audit-Related
                                                                      Audit Fees        Fees          Tax Fees
                                                                      ----------    -------------     --------
                                                             2004       $54,000        $3,290         $24,804
                                                             2005       $56,000        $4,257         $18,304




(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                                                                   Total Amount of
                                                                                                Foregoing Column Pre-
                                                                                                approved by the Audit
                                                                           All Fees for               Committee
                                                                        Non-Audit Services      (Portion Comprised of
                                                                         Provided to the         Audit Related Fees)
                                                                      Portfolio, the Adviser    (Portion Comprised of
                                                                      and Service Affiliates          Tax Fees)
                                                                      ----------------------    ---------------------
                                                              2004          $1,229,826               [ $278,094 ]
                                                                                                     ( $253,290 )
                                                                                                     (  $24,804 )
                                                              2005            $897,457               [ $190,264 ]
                                                                                                     ( $171,960 )
                                                                                                     (  $18,304 )




(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

 ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

  EXHIBIT NO.   DESCRIPTION OF EXHIBIT
  12 (a) (1)    Code of Ethics that is subject to the disclosure of Item 2 hereof

  12 (b) (1)    Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

  12 (b) (2)    Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

  12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized


(Registrant): AllianceBernstein Americas Government Income Trust, Inc.

By:   /s/ Marc O. Mayer
      -------------------
      Marc O. Mayer
      President

Date:     November 29, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -------------------
      Marc O. Mayer
      President

Date:    November 29, 2005



By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date:    November 29, 2005